UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2017

Benefit Street Partners Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	000-55188 (Commission File Number)	46-1406086 (I.R.S. Employer Identification No.)

9 West 57th Street, Suite 4920

New York, New York 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 588-6770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Benefit Street Partners Realty Trust, Inc.’s (the “Company”) 2017 annual meeting of stockholders (the “Annual Meeting”) was called to order on May 31, 2017 and there were present, in person or by proxy, stockholders holding an aggregate of 16,373,762 shares of the Company’s common stock, out of a total number of 31,663,825 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting.

At the Annual Meeting, stockholders voted on (i) the election of Richard J. Byrne, Jamie Handwerker, Peter J. McDonough, Buford H. Ortale and Elizabeth K. Tuppeny to the Company’s Board of Directors for one-year terms until the 2018 annual meeting of stockholders and until their respective successors are duly elected and qualified; and (ii) the ratification of the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The stockholders elected all five nominees for director and ratified the appointment of KPMG. The full results of the matters voted on at the Annual Meeting are set forth below:

Proposal No. 1 – Election of Directors

Nominee	Votes For	Votes Against	Abstain	Broker Non- Votes
Richard J. Byrne	14,329,763	729,183	1,314,816	*
Jamie Handwerker	14,313,379	724,427	1,335,956	*
Peter J. McDonough	14,258,956	801,951	1,312,855	*
Buford H. Ortale	14,243,595	767,314	1,362,853	*
Elizabeth K. Tuppeny	14,273,469	791,412	1,308,881	*

Proposal No. 2 – Ratification of the Appointment of KPMG as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2017:

Votes For	Votes Against	Abstain	Broker Non-Votes
14,467,242	717,544	1,188,976	*

* No broker non-votes were recorded in connection with Proposal No. 1 or Proposal No. 2.

Proposal Nos. 3 – 9

The Annual Meeting was adjourned to June 21, 2017 at 4:00 p.m. Eastern, to be held at the offices of Hogan Lovells US LLP at 875 3rd Avenue, New York, New York 10022, to permit stockholders of record as of March 27, 2017 additional time to consider the proposals listed below, and to enable the Company’s proxy solicitor, Broadridge Investor Communications Solutions, Inc., more time to solicit stockholder votes. Valid proxies submitted prior to the Annual Meeting will continue to be valid for the upcoming reconvened Annual Meeting, unless properly changed or revoked prior to votes being taken at such reconvened Annual Meeting.

•	Proposal No. 3: To amend the Company’s charter to remove or revise certain provisions regarding the Company’s stock and stockholder voting rights;

•	Proposal No. 4: To amend the Company’s charter to remove or revise certain provisions regarding stockholder information rights;

•	Proposal No. 5: To amend the Company’s charter remove or revise certain provisions regarding the composition of the Company’s Board of Directors;

•	Proposal No. 6: To amend the Company’s charter to remove or revise certain provisions regarding the conduct of the Company’s Board of Directors;

•	Proposal No. 7: To amend the Company’s charter to remove or revise certain provisions regarding the conduct of Company business;

•	Proposal No. 8: To amend the Company’s charter to remove or revise provisions relating to the terms of the Advisory Agreement; and

•	Proposal No. 9: To amend the Company’s charter to remove or revise other provisions relating to the Company’s advisor and its affiliates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFIT STREET PARTNERS REALTY TRUST, INC.

By:	/s/ Jerome S. Baglien
Name:	Jerome S. Baglien
Title:	Chief Financial Officer and Treasurer

Date: June 1, 2017